UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 6, 2020

Precision BioSciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38841	20-4206017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St., Suite A-100, Durham, North Carolina 27701

(Address of principal executive offices) (Zip Code)

(919) 314-5512

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000005 per share	DTIL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

Business Update

On April 6, 2020, Precision BioSciences, Inc. (the “Company”) provided the following updates regarding its clinical trials and business operations in light of the COVID-19 pandemic:

•

The Company has taken steps in line with guidance from the U.S. Centers for Disease Control and Prevention (CDC) and the State of North Carolina to protect the health and safety of its employees and the community. In particular, the Company has implemented a work-from-home policy and has restricted on-site activities to certain manufacturing functions and limited laboratory and support activities only. The Company is continuing to assess the impact of the COVID-19 pandemic to best mitigate risk and continue the operations of its business.

•

The Company is working closely with its clinical sites, physician partners and the patient community to monitor the potential impact of the evolving COVID-19 pandemic. The Company remains committed to its clinical programs and development plans. As of now, the Company has not experienced any delays to its ongoing or planned clinical trials; however, this could rapidly change.

•

Consistent with existing guidance, the Company continues to enroll patients and expects to provide a further clinical data update during 2020 from the ongoing clinical trial of PBCAR0191, the Company’s lead allogeneic CAR T therapy candidate targeting CD19 for the treatment of adult patients with relapsed / refractory NHL or relapsed/refractory ALL. The Company also expects to enroll patients into clinical trials for its second and third allogeneic CAR T candidates, PBCAR20A and PBCAR269A; however, enrollment of new patients in all of these studies and the ability to conduct patient follow-up may be impacted by the COVID-19 pandemic.

Supplemental Risk Factor

In addition, in light of recent developments relating to the COVID-19 pandemic, the Company is supplementing the risk factors previously disclosed in Part I., Item 1A. of its Annual Report on Form 10-K for the fiscal year ended December 31, 2019, filed with the Securities and Exchange Commission on March 10, 2020, to include the following risk factor under the heading “Risk Factors — Risks Related to Our Organization, Structure and Operations”:

The outbreak of the novel coronavirus disease, COVID-19, or other pandemic, epidemic or outbreak of an infectious disease may materially and adversely impact our business, including our preclinical studies and clinical trials.

In December 2019, the novel coronavirus disease, COVID-19, was identified in Wuhan, China. This virus has been declared a pandemic and has spread to multiple global regions, including the United States and Europe. The outbreak and government measures taken in response have also had a significant impact, both direct and indirect, on businesses and commerce, as worker shortages have occurred; supply chains have been disrupted; facilities and production have been suspended; and demand for certain goods and services, such as medical services and supplies, has spiked, while demand for other goods and services, such as travel, has fallen. In response to the spread of COVID-19, we have implemented a work-from-home policy and have restricted on-site activities to certain manufacturing functions and limited laboratory and support activities only.

As a result of the COVID-19 pandemic or other pandemic, epidemic or outbreak of an infectious disease, we may experience disruptions that could severely impact our business, preclinical studies and clinical trials, including:

•	delays or difficulties in enrolling patients in our clinical trials;

•	delays or difficulties in clinical site initiation, including difficulties in recruiting clinical site investigators and clinical site staff;

•

diversion of healthcare resources away from the conduct of clinical trials, including the diversion of hospitals serving as our clinical trial sites and hospital staff supporting the conduct of our clinical trials;

•

interruption of key clinical trial activities, such as clinical trial site data monitoring, due to limitations on travel imposed or recommended by federal or state governments, employers and others or interruption of clinical trial subject visits and study procedures, which may impact the integrity of subject data and clinical study endpoints;

•	interruption or delays in the operations of the FDA or other regulatory authorities, which may impact review and approval timelines;

•

interruption of, or delays in receiving, supplies of our product candidates from our contract manufacturing organizations due to staffing shortages, production slowdowns or stoppages and disruptions in delivery systems;

•	interruptions in preclinical studies due to restricted or limited operations at our laboratory facility;

•

limitations on employee resources that would otherwise be focused on the conduct of our preclinical studies and clinical trials, including because of sickness of employees or their families or the desire of employees to avoid contact with large groups of people; and

•	interruption or delays to our sourced discovery and clinical activities.

The COVID-19 pandemic continues to rapidly evolve. The extent to which the outbreak impacts our business, preclinical studies and clinical trials will depend on future developments, which are highly uncertain and cannot be predicted with confidence, such as the ultimate geographic spread of the disease, the duration of the pandemic, travel restrictions and social distancing in the United States and other countries, business closures or business disruptions and the effectiveness of actions taken in the United States and other countries to contain and treat the disease.  If we or any of the third parties with whom we engage were to experience shutdowns or other business disruptions, our ability to conduct our business in the manner and on the timelines presently planned could be materially and negatively impacted.

Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the enrollment of patients in, timing of and release of results for our clinical trial of PBCAR0191 and the enrollment of patients in the Company’s clinical trial of PBCAR20A and PBCAR269A in light of the COVID-19 pandemic. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “expect,” “intend,” “may,” “plan to,” “potential,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including without limitation, the impact of the COVID-19 pandemic on the status, enrollment, timing and results of our clinical trials and the continuity of our business; and the other risks referred to under the section “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as such factors may be updated from time to time in our other filings with the SEC, which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of our website at https://investor.precisionbiosciences.com.  All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date: April 6, 2020	By:	/s/ Dario Scimeca
Dario Scimeca
General Counsel